UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

HORIZON BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-10792	35-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
515 Franklin Street
Michigan City, IN 46360
(Address of principal executive offices, including zip code)

(219) 879-0211
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	HBNC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2025, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Horizon Bancorp, Inc. (“Horizon” or the “Company”) approved and adopted amended forms of award agreements for the grant of performance-based vesting and time-based vesting restricted stock under the Horizon Bancorp, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”). The amended forms of award agreements will govern grants of restricted stock awarded by the Committee after April 15, 2025, as well as certain grants made to executive officers of Horizon on March 18, 2025 under award agreements which have been amended to conform to the new forms of award agreements, as further described below.

Amended Award Agreement for Restricted Stock – Performance-Based Vesting

The amended award agreement for performance-based vesting restricted stock amended the performance period and performance goals provisions of the agreement. Under the amended agreement, the performance period in Section 3 for awards of restricted stock is now specified as a three-year period beginning on January 1 of the first year of the performance period and ending on December 31 of the third year of the performance period. In addition, under the amended award agreement, the performance goals related to awards of restricted stock are now as follows:

•the Core Return on Average Assets performance goal is based on the percentile rank of the Company over the performance period relative to its peers for the Company’s average performance measured by Core Return on Average Assets (as reported by S&P Global Market Intelligence), i.e., the summation of performance for calendar years one, two, and three, divided by three; and

•the Total Shareholder Return performance goal is based on the percentile rank at the end of the performance period relative to the Nasdaq Bank Index.

Each of the two performance goals set forth above is weighted 50%. The amended award agreement describes the method for calculating Core Return on Average Assets and Total Shareholder Return. The amended award agreement also provides that if the foregoing performance goals are satisfied, the percentage of restricted stock that will be earned, vested, and payable in accordance with the agreement will be based on certain “Target Benchmarks” set forth in the agreement, which range from a weighted result of less than 25% corresponding to a 0% payout, to a weighted result of 76% or more corresponding to a 150% payout.

Amended Award Agreement for Restricted Stock – Time-Based Vesting

The amended award agreement for time-based vesting restricted stock amended the vesting period to provide that shares of restricted stock vest equally over a three-year period from the date of grant. Fractional shares that vest on the first two vesting dates will be rounded down, with a reconciliation of the remaining shares made on the last vesting date. No other amendments were made to the form of this award agreement.

The foregoing descriptions of the amended award agreements are not complete and are qualified in their entirety by reference to the full text of the amended award agreements, copies of which are filed herewith as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Amendments to Outstanding Restricted Stock Awards

On March 18, 2025, the Committee granted awards of restricted stock to each of the Company’s named executive officers under the prior form of award agreement for time-based vesting restricted stock. Pursuant to these awards, the following shares of restricted stock were granted to the named executive officers: Thomas M. Prame – 19,107 shares; Kathie A. DeRuiter – 3,525 shares; Mark E. Secor – 3,149 shares; John R. Stewart – 6,350 shares; Todd A. Etzler – 2,865 shares; and Lynn M. Kerber – 3,801 shares. Under the prior form of award agreement (the material terms of which were previously publicly disclosed by the Company), the shares of restricted stock granted to each named executive officer vested on the anniversary of the grant date, provided the officer remained an eligible participant in the Plan on such date. Upon the adoption of the amended forms of award agreements by the Committee described above, the Company entered into amended award agreements on April 15, 2025, to be effective as of March 18, 2025 with each of the named executive officers with respect to the outstanding restricted stock awards, such that the awards are now governed by the newly amended form of award agreement for time-based vesting restricted stock approved by the Committee. In this regard, the outstanding awards granted to each named executive officer now will vest equally over a three-year period, with one-third of the shares vesting on each of March 18, 2026, 2027, and 2028, provided the officer remains an eligible participant in the Plan on each such date, with any fractional shares rounded down on the first two vesting dates, with a reconciliation made on the last vesting date. The terms of each of the amended restricted stock awards are materially consistent with the form of award agreement for time-based vesting restricted stock, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This report may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of Horizon. For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this report should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the SEC. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: current financial conditions within the banking industry; changes in the level and volatility of interest rates, changes in spreads on earning assets and changes in interest bearing liabilities; increased interest rate sensitivity; the aggregate effects of elevated inflation levels in recent years; loss of key Horizon personnel; increases in disintermediation; potential loss of fee income, including interchange fees, as new and emerging alternative payment platforms take a greater market share of the payment systems; estimates of fair value of certain of Horizon’s assets and liabilities; changes in prepayment speeds, loan originations, credit losses, market values, collateral securing loans and other assets; changes in sources of liquidity;

macroeconomic conditions and their impact on Horizon and its customers; legislative and regulatory actions and reforms; changes in accounting policies or procedures as may be adopted and required by regulatory agencies; litigation, regulatory enforcement, and legal compliance risk and costs; rapid technological developments and changes; cyber terrorism and data security breaches; the rising costs of cybersecurity; the ability of the U.S. federal government to manage federal debt limits; climate change and social justice initiatives; the inability to realize cost savings or revenues or to effectively implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; acts of terrorism, war and global conflicts, such as the Russia and Ukraine conflict and the Israel and Hamas conflict; and supply chain disruptions and delays. These and additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Horizon’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
EXHIBIT INDEX
Exhibit No.	Description	Location
10.1	Amended Form of Restricted Stock Award Agreement (performance-based) under 2021 Omnibus Equity Incentive Plan.	Attached
10.2	Amended Form of Restricted Stock Award Agreement (time-based) under 2021 Omnibus Equity Incentive Plan.	Attached
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).	Within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 16, 2025	HORIZON BANCORP, INC.

		By:	/s/ John R. Stewart, CFA
John R. Stewart, CFA
Executive Vice President & Chief Financial Officer